Exhibit 99.3 (Furnished herewith) Fourth Quarter 2015 Earnings Conference Call 25 November 2015 25

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements.Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein.Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here.Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise.The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 26 2| 4th Quarter 2015 Earnings Conference Call

Fourth Quarter Overview 27 3| 4th Quarter 2015 Earnings Conference Call (in millions of dollars except per share amounts) Q4 2015 Q4 2014 Change Net Sales and Revenues $6,715 $8,965 -25% Net Sales $5,932 $8,043 -26% Net Income Attributable to Deere & Company $351 $649 -46% Diluted EPS $1.08 $1.83 -41%

Fourth Quarter Overview Net Sales Equipment operations net 2014 sales: Down 26% in Q4 2015 vs. Q4 • • Price realization: +1 point Currency translation: (5) points 28 4| 4th Quarter 2015 Earnings Conference Call

Worldwide Agriculture & Turf Fourth Quarter Overview *Q4 2015 operating Favorable profit impacted by: Unfavorable • • • Price Realization Selling, Administrative, Production Costs • • • Shipment Volumes Product Mix Foreign-Currency Exchange and General Expenses 29 5 | 4th Quarter 2015 Earnings Conference Call (in millions of dollars) Q4 2015 Q4 2014 Change Net Sales $4,656 $6,169 -25% Operating Profit* $271 $682 -60%

U.S. Farm Cash Receipts $500 $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F 2016F Crops Livestock Government Payments Source: 2000 – 2014: USDA 25 August 2015 2015F – 2016F: Deere & Company Forecast as of 25 November 2015 30 6| 4th Quarter 2015 Earnings Conference Call $ Billions

World Farm Fundamentals Global Stocks-to-Use Ratios 110% 100% 90% 80% 70% Cotton 60% 50% Wheat 40% 30% Corn 20% Soybeans 10% 0% 1994 1997 2000 2003 2006 2009 2012 2015P Source: USDA – 10 November 2015 31 7| 4th Quarter 2015 Earnings Conference Call

Award Winning Intelligent Agritechnica - 2015 Solutions Innovation recognized at world’s largest agricultural equipment fair • Record number of gold and silver medals awarded to John Deere and partner companies • Medals awarded for machinery hardware and precision farming software solutions • 32 8 | 4th Quarter 2015 Earnings Conference Call

Economic Update EU 28 – Fiscal 2016 Economic activity gradually improving, however event risks remain Arable income remains under pressure, below the average long-term Continued weakness in dairy sector Beef prices remain solid, pork prices at low levels Deere & Company Forecast as of 25 November 2015 33 9| 4th Quarter 2015 Earnings Conference Call

Economic Update Other Selected Markets – Fiscal 2016 China • • Continued slowdown in economic growth Lower commodity prices impacting agricultural economy, somewhat mitigated by domestic supports Mechanization trends and ongoing subsidies are supportive of agriculture • India • • • Positive consumer and investor sentiment support economic growth Government continues to support the agricultural sector Two consecutive below normal monsoon seasons impacting farm incomes Deere & Company Forecast as of 25 November 2015 34 10 | 4th Quarter 2015 Earnings Conference Call

Crop Value of Agricultural Production Brazil Expected to decrease ~ 2% in 2016 over prior season Crop Value of Agricultural Production 2015 Mix by Crop $120 10% $100 17% $80 44% $60 29% $40 $20 Soybeans Sugarcane $0 2004 2006 2008 2010 2012 2014 2016F Corn Other Grains Source: IHS Global Insight, November 2015 35 11 | 4th Quarter 2015 Earnings Conference Call US$ Billions

Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2016 Deere & Company Forecast as of 25 November 2015 36 12 | 4th Quarter 2015 Earnings Conference Call 2016 Forecast U.S. and Canada Ag Down 15-20% EU 28 Ag Flat to down 5% South America Ag (Tractors and Combines) Down 10-15% Asia Ag Flat to down slightly U.S. and Canada Turf and Utility Equipment Flat to up 5%

Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2016 Forecast • Net sales: Down ~ 8% • Currency translation: ~ (2) points Deere & Company Forecast as of 25 November 2015 37 13 | 4th Quarter 2015 Earnings Conference Call

Worldwide Construction & Forestry Fourth Quarter Overview *Q4 2015 operating profit impacted Favorable by: Unfavorable Selling, Administrative, and General Expenses Shipment Volumes Foreign-Currency Exchange • • • 38 14 | 4th Quarter 2015 Earnings Conference Call (in millions of dollars) Q4 2015 Q4 2014 Change Net Sales $1,276 $1,874 -32% Operating Profit* $64 $228 -72%

Worldwide Construction & Forestry
Deere & Company Outlook

Fiscal Year 2016 Forecast

- Net sales: Down ~ 5%
  - Currency translation: ~ (1) point

U.S. Economic Indicators	2016 Forecast
GDP Growth (annual percentage rate)*	+2.9%
Housing Starts (thousands)	1,277
Total Construction Investment (annual percentage rate)*	+6.0%
Government Construction Investment (annual percentage rate)*	+1.1%

Source: Global Insight, Calendar Year Estimates – October 2015
** Change from prior year in real dollars*

Deere & Company Forecast as of 25 November 2015

15 | 4th Quarter 2015 Earnings Conference Call
39

JOHN DEERE

Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 2.00% 1.50% 1.00% 0.50% 0.00% 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 40 16 | 4th Quarter 2015 Earnings Conference Call 0.13% 15 Year Average 10 Year Average

Worldwide Financial Services Fourth Quarter 2015 • Net income attributable to Deere • $153 million in Q4 2015 vs. $172 & Company million in Q4 2014 Fiscal Year 2015 • Net income attributable to Deere & Company • $633 million in 2015 vs. $624 million in 2014 Fiscal Year 2016 Forecast • Net income attributable to Deere & Company of ~ $550 million Deere & Company Forecast as of 25 November 2015 41 17 | 4th Quarter 2015 Earnings Conference Call

Worldwide Financial Services Owned Portfolio 31 October 2015 31 October 2014 Operating Lease 11% Operating Lease 13% Revolving Credit 7% Revolving Credit 7% Wholesale / Floorplan 22% Wholesale / Floorplan 21% Installment and Finance Lease 59% Installment and Finance Lease 60% $38.2 Billion Net Portfolio $39.6 Billion Net Portfolio Information above includes all Deere lending activities worldwide. John Deere Capital Corporation is the largest lending operation of Deere & Company. 42 18 | 4th Quarter 2015 Earnings Conference Call

Consolidated Trade Receivables & Inventory * Change at 31 October 2015 vs. 31 October 2014 ** Forecasted change at 31 October 2016 vs. 31 October 2015 Note: Before the sale of receivables to John Deere Financial Deere & Company Forecast as of 25 November 2015 (Previous Forecast as of 21 August 2015) 43 19 | 4th Quarter 2015 Earnings Conference Call (in millions of dollars) 2015* Actual 2015* Previous Forecast 2016** Forecast A&T $792 $725 $425 C&F $173 $375 $225 Total, as reported $619 $350 $650 Total, constant exchange $65 $75 $625

Cost of Sales as a Percent Equipment Operations of Net Sales Fourth Quarter 2015 • 79% Fiscal Year 2015 • 78% • No change from previous forecast Fiscal Year 2016 Forecast • ~ 79% Deere & Company Forecast as of 25 November 2015 (Previous Forecast as of 21 August 2015) 44 20 | 4th Quarter 2015 Earnings Conference Call

Research & Development Expense Equipment Operations Fourth Quarter 2015 • Down 2% vs. Q4 2014 • Currency translation: ~ (3) points Fiscal Year 2015 • Down 2% vs. FY 2014 • Currency translation: • No change from previous ~ (3) points forecast Fiscal Year 2016 Forecast • Down ~ 3% vs. FY 2015 Deere & Company Forecast as of 25 November 2015 (Previous Forecast as of 21 August 2015) 45 21 | 4th Quarter 2015 Earnings Conference Call

Selling, Administrative Equipment Operations & General Expense Fourth Quarter 2015 • Down 17% vs. Q4 2014 • • Incentive compensation: Currency translation: ~ ~ (4) (8) points points Fiscal Year 2015 • Down 13% vs. FY 2014 • • • JD Landscapes and JD Water: Incentive compensation: Currency translation: ~ ~ ~ (2) (3) (5) points points points • Previous forecast: Down ~ 11% vs. FY 2014 • • • JD Landscapes and JD Water: Incentive compensation: Currency translation: ~ ~ ~ (2) (3) (4) points points points Deere & Company Forecast as of 25 November 2015 (Previous Forecast as of 21 August 2015) 46 22 | 4th Quarter 2015 Earnings Conference Call

Selling, Administrative Equipment Operations & General Expense Fiscal Year 2016 Forecast • Down ~ 1% vs. FY 2015 • Currency translation: ~ (2) points Deere & Company Forecast as of 25 November 2015 47 23 | 4th Quarter 2015 Earnings Conference Call

Pension and OPEB Expense Fourth Quarter 2015 • Up $20 million vs. Q4 2014 Fiscal Year 2015 • Up $80 million vs. • Previous forecast: FY 2014 Up ~ $70 million vs. FY 2014 Fiscal Year 2016 Forecast • Down ~ $200 million vs. FY 2015 Deere & Company Forecast as of 25 November 2015 (Previous Forecast as of 21 August 2015) 48 24 | 4th Quarter 2015 Earnings Conference Call

Income Taxes Equipment Operations Fourth Quarter 2015 • Effective tax rate: 14% Fiscal Year 2015 • Effective tax rate: 28% Fiscal Year 2016 Forecast • Effective tax rate: 34-36% Deere & Company Forecast as of 25 November 2015 49 25 | 4th Quarter 2015 Earnings Conference Call

Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations $4.7 $4.5 2008 2009 2010 2011 2012 2013 2014 2015* 2016 Forecast * Previous forecast ~ $3.2 billion Deere & Company Forecast as of 25 November 2015 (Previous Forecast as of 21 August 2015) 50 26 | 4th Quarter 2015 Earnings Conference Call $ Billions $3.0$2.9 $3.1 $2.6 $2.4$2.5 $1.4

Deere Use-of-Cash Priorities Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short-and long-term funding mechanisms Reflects the strategic nature of our financial services operation Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 51 27 | 4th Quarter 2015 Earnings Conference Call Share Repurchase Common Stock Dividend Fund Operating and Growth Needs Committed to “A” Rating Cash from Operations

2016 Company Outlook First Quarter 2016 Forecast • Net sales: Down ~ 11% • Price realization: • Currency translation: vs. Q1 2015 ~ ~ +2 points (4) points Fiscal Year 2016 Forecast • Net sales: Down ~ 7% • Price realization: • Currency translation: vs. FY 2015 ~ ~ +2 points (2) points • Net income attributable to Deere & Company of ~ $1.4 billion Deere & Company Forecast as of 25 November 2015 52 28 | 4th Quarter 2015 Earnings Conference Call

Appendix 53 29 | 4th Quarter 2015 Earnings Conference Call

The John Deere Strategy

OUR PURPOSE: Committed to those linked to the land

OUR ASPIRATIONS Realizing sustainable SVA growth through global expansion

Global Agricultural Equipment Solutions Preeminence	Globally Diverse Construction Equipment Solutions	$50B Sales (2018 @ Mid-Cycle)	12% Operating Margins (@ Mid-Cycle)	2.5 Asset Turns (2018 @ Mid-Cycle)

INTEGRATED ENTERPRISE Leveraging the strengths and unique capabilities of three types of businesses

Global Growth Businesses	Complementary Businesses	Supporting Businesses

CRITICAL SUCCESS FACTORS Developing the capabilities essential to reaching our goals

Deep Customer Understanding	Deliver Customer Value	World-Class Distribution System	Grow Extraordinary Global Talent

FOUNDATIONAL SUCCESS FACTORS Building on the core strengths that have guided our success

Exceptional Operating Performance	Disciplined SVA Growth	Aligned High-Performance Teamwork

MEASURES Delivering results today, within each business, while building for the future

Performance	Health

JOHN DEERE VALUES Unwavering adherence to the values that unite – and differentiate – us

Integrity	Quality	Commitment	Innovation

30 | 4th Quarter 2015 Earnings Conference Call

54

JOHN DEERE

Sources and Uses of Cash Fiscal 2004–2015 Equipment Operations $39,000 $36,000 $953 $33,000 $30,000 $27,000 $24,000 $21,000 $1,297 $18,000 $15,000 $12,000 $9,000 $6,000 operations eholders $3,000 $0 (1) Other Beginning Cash & Cash Equivalents (10/31/03) Cash From Operations Divestitures, net of Acquisitions Capital Expenditures Investment in Net Change in Dividends Share Repurchase, net of Common Stock Issuances Ending Cash & Cash Equivalents (10/31/15) Financial Services Debt and Intercompany Balances (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents Source: Deere & Company SEC filings 55 31 | 4th Quarter 2015 Earnings Conference Call $ Millions = Source of Cash $9,419 = Use of Cash $31,582 $2,239 $6,323 $14,257 $387 ~65% of cash from operations $4,287 returned to share holders $2,900 Share Repurchase net of Common Stock Issuances Ending Cash & Equivalents (10/31/15)

Deere Quarterly Dividends Declared* Q1 2003 – Q4 2015 $0.70 $0.60 $0.50 $0.40 $0.30 revised John Deere $0.20 $0.14 $0.10 $0.00 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 56 32 | 4th Quarter 2015 Earnings Conference Call $0.60 $0.51 $0.46 $0.41 $0.28 $0.35 $0.30 $0.25 $0.22 $0.20 Dividend raised 114% since launch of the $0.16 $0.11 Strategy in 2010**

Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-2015: Amount remaining on December 2013 authorization of $8 billion: 31 October 2015 period ended basic shares: 2015 average diluted shares: Shares repurchased 2004-2015: Average repurchase price 2004-2015: ~ ~ ~ ~ ~ $16.2 billion $3.5 billion 316.7 million 336.0 million 242.3 million $66.87 40.0 $3.0 35.0 30.0 25.0 20.0 $2.5 $2.0 $1.5 15.0 10.0 5.0 0.0 $1.0 $0.5 $0.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Shares Repurchased Amount Spent * All shares adjusted for two-for-one stock split effective 26 November 2007 57 33 | 4th Quarter 2015 Earnings Conference Call $ Billions Shares Repurchased* (in millions) 36% Net Share Reduction 2004-2015

Other Information Equipment Operations Fiscal Year 2015 • Capital Expenditures: $688 million • Previous forecast:~ $775 million • Depreciation and Amortization: $792 million • Previous forecast:~ $800 million • Pension/OPEB Contributions: $130 • Previous forecast:~ $100 million million Deere & Company Previous Forecast as of 21 August 2015 58 34 | 4th Quarter 2015 Earnings Conference Call

Other Information Equipment Operations Fiscal Year 2016 Forecast • Capital Expenditures: ~ $800 million • Depreciation and Amortization: ~ $850 million • Pension/OPEB Contributions: ~ $100 million Deere & Company Forecast as of 25 November 2015 59 35 | 4th Quarter 2015 Earnings Conference Call

U.S. Farm Commodity Prices Deere & Company Forecast as of 25 November 2015 (Previous Forecast as of 21 August 2015) 60 36 | 4th Quarter 2015 Earnings Conference Call (dollars per bushel, except cotton, which is dollars per pound) 2014/15 Estimate Previous 2014/15 2015/16 Projection Previous 2015/16 Corn $3.86 $3.70 $3.65 $3.70 Wheat $5.99 $5.99 $5.00 $5.05 Soybeans $10.10 $10.05 $8.90 $9.20 Cotton $.61 $.61 $.59 $.65

U.S. Farm Commodity Prices $18 $1.00 $0.90 $16 $0.80 $14 $0.70 $12 $0.60 $10 $0.50 $8 $0.40 $6 $0.30 $4 $0.20 $2 $0.10 $0 $0.00 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Source: USDA 61 37 | 4th Quarter 2015 Earnings Conference Call Dollars per Bushel Cotton - Dollars per Pound Wheat Corn Soybeans Cotton

U.S. Acres Harvested and Crop Yields Deere & Company Forecast as of 25 November 2015 62 38 | 4th Quarter 2015 Earnings Conference Call (Yield in bushels per acre, except cotton, which is pounds per acre) Acres Harvested (millions) Yield 2014/15 Estimate 2015/16 Projection 2014/15 Estimate 2015/16 Projection Corn 83.1 80.7 171.0 169.3 Wheat 46.4 47.1 43.7 43.6 Soybeans 82.6 82.4 47.5 48.3 Cotton 9.3 8.2 838 782

U.S. Farm Cash Receipts Deere & Company Forecast as of 25 November 2015 (Previous Forecast as of 21 August 2015) 63 39 | 4th Quarter 2015 Earnings Conference Call (in billions of dollars) 2014 Forecast 2015 Forecast Previous 2015 2016 Forecast Previous 2016 Crops $207.9 $193.3 $180.4 $192.8 $182.6 Livestock $212.2 $190.3 $197.7 $192.2 $191.8 Government Payments $9.8 $11.1 $12.4 $9.4 $10.6 Total Cash Receipts $429.9 $394.7 $390.5 $394.4 $385.0

U.S. Net Farm Cash Income Deere & Company Forecast as of 25 November 2015 (Previous Forecast as of 21 August 2015) 64 40 | 4th Quarter 2015 Earnings Conference Call (in billions of dollars) 2014 Forecast 2015 Forecast Previous 2015 2016 Forecast Total Cash Receipts $429.9 $394.7 $390.5 $394.4 Other Farm-Related Income $35.4 $35.7 $26.0 $35.5 Gross Cash Income $465.3 $430.4 $416.5 $429.9 Cash Expenses ($338.6) ($329.0) ($323.0) ($323.0) Net Cash Income $126.7 $101.4 $93.5 $106.9

October 2015 Retail Sales and Dealer Inventories *As reported by the Association of Equipment Manufacturers **As reported to the Association of Equipment Manufacturers *** At 31 October – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 65 41 | 4th Quarter 2015 Earnings Conference Call Deere Dealer Inventories*** U.S. and Canada Ag 2015 2014 2WD Tractors (100+ PTO hp) 24% 22% Combines 6% 6% Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 18% more than the industry 2WD Tractors (40 < 100 PTO hp) 3% low single digit 2WD Tractors (100+ PTO hp) 34% less than the industry 4WD Tractors 29% less than the industry Combines 19% in line with the industry

October 2015 Retail Sales * Based on internal sales reports 66 42 | 4th Quarter 2015 Earnings Conference Call U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt low double digits Settlements single digit U.S. and Canada Deere* Selected Turf & Utility Equipment single digit EU 28 Deere* Tractors low double digits Combines double digits

Deere’s first quarter 2016 conference call is scheduled for 9:00 a.m. central time on Friday, February 19, 2016 67